UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2021

CA Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39947	85-3469820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Summer Street Suite 200

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 314-3901

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CAHCU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CAHC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	CAHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Non-Redemption Agreement

On September 23, 2021, CA Healthcare Sponsor LLC, a Delaware limited liability company (“Sponsor”), and Senvest Management, LLC on behalf of its advisory client, Senvest Master Fund, LP (“Investor”) entered into a Non-Redemption Agreement (“Agreement”). The Sponsor is the holder of 2,875,000 shares of CA Healthcare Acquisition Corp’s (“CAH”) Class B Common Stock, which immediately prior to the effective time of the merger (“Merger”) between CAH, LumiraDx Limited (“LumiraDx”) and LumiraDx Merger Sub, Inc., with CAH being the surviving corporation and a wholly-owned subsidiary of LumiraDx, shall convert into an equal amount of CAH Class A Common Stock, and upon consummation of the Merger shall be automatically canceled and extinguished and reissued to LumiraDx as one share of Common Stock of the surviving corporation, in consideration for the right to receive common shares of LumiraDx (the “Sponsor Shares”).

Pursuant to the Agreement, in exchange for Investor’s commitment not to redeem the 700,000 shares of CAH’s Class A Common Stock beneficially owned by it, the Sponsor agrees to transfer to Investor 77,000 Sponsor Shares, such number calculated pursuant to the following formula: (a) a fraction, the numerator of which is the total amount of capital spent by Investor in connection with the purchase of CAH’s Class A Common Stock and the denominator of which is 9 minus (b) the total number of shares of CAH’s Class A Common Stock purchased by Investor.

Neither the Sponsor nor the Investor, either by the terms of the Agreement or at any time in the future, are to be considered a “group” within the meaning of the Securities Exchange Act of 1934, as amended.

The Sponsor may enter into additional arrangements similar to the Agreement described above.

The Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the full text of the Agreement.

Acknowledgment and Waiver

On September 23, 2021, CAH, the Sponsor, LumiraDx and certain individuals, each of whom is a member of CAH’s board of directors and/or management team (“Insiders”) entered into an Acknowledgment and Waiver (“Waiver”) whereby (i) the parties to the Sponsor Agreement, dated as of April 6, 2021, as amended pursuant to the Amendment to the Sponsor Agreement dated August 19, 2021, between CAH, the Sponsor, the Insiders and LumiraDx, (A) waive the transfer restrictions and the forfeiture/vesting provisions included therein with respect to certain of the Sponsor Shares to be transferred in connection with the abovementioned Agreement (the “Proposed Transfers”), (B) acknowledge that the forfeiture and vesting provisions set forth in the Sponsor Agreement as they apply to the Sponsor shall be determined and allocated based upon the aggregate number of Sponsor Shares held by the Sponsor after taking into account the consummation of the Proposed Transfers (including the transfer of the Sponsor Shares set forth therein) and (C) approve the Proposed Transfers and (ii) LumiraDx waives an interim operating covenant in the Agreement and Plan of Merger, dated as of April 6, 2021, as amended pursuant to the amendment to the merger agreement, dated August 19, 2021, as further amended pursuant to the amendment no. 2 to the merger agreement, dated August 27, 2021, between CAH, LumiraDx and LumiraDx Merger Sub, Inc., regarding changes in the capitalization of CAH.

The Waiver is filed as Exhibit 2.2 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the full text of the Waiver.

Additional information

In connection with the proposed Merger, LumiraDx has filed with the Securities and Exchange Commission (“SEC”) a registration Statement on Form F-4 in connection with the proposed Merger (the “Registration Statement”) containing a preliminary proxy statement of CAH and a preliminary prospectus of LumiraDx, which the SEC has declared effective. On September 3, 2021, CAH filed a definitive proxy statement/prospectus relating to the proposed Merger and mailed that definitive proxy statement/prospectus to its shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger. CAH’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Merger, as these materials will contain important information about LumiraDx, CAH and the proposed Merger. The definitive proxy statement/prospectus and other relevant materials for the proposed Merger has been mailed to shareholders of CAH as of the record date, which is September 1, 2021, for voting on the proposed Merger. Such shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to CA Healthcare Acquisition Corp., 99 Summer Street, Suite 200 Boston, MA 02110.

Participants in Solicitation

CAH and its directors and executive officers may be deemed participants in the solicitation of proxies from CAH’s shareholders with respect to the proposed Merger. A list of the names of those directors and executive officers and a description of their interests in CAH is contained in the Registration Statement. Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed Merger.

LumiraDx and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of CAH in connection with the proposed Merger. A list of the names of such directors and executive officers and information regarding their interests in the proposed Merger is contained in the Registration Statement. Additional information regarding the interests of such participants is contained in the proxy statement/prospectus for the proposed Merger.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or CAH’s or LumiraDx’s future financial or operating performance. For example, the statement that the Sponsor may enter into agreements similar to the Agreement is a forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by CAH and its management, and LumiraDx and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations, which include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; 2) the outcome of any legal proceedings that may be instituted against CAH, the enlarged LumiraDx group or others following the announcement of the Merger and any definitive agreements with respect thereto; 3) the inability to complete the Merger due to the failure to obtain approval of the shareholders of CAH or to satisfy other conditions to closing; 4) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws or regulations; 5) the ability to meet the Nasdaq’s listing standards following the consummation of the Merger; 6) the risk that the Merger disrupts current plans and operations of LumiraDx as a result of the announcement and consummation of the Merger; 7) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the enlarged LumiraDx group to grow and manage growth profitably, maintain relationships with customers, manufacturers and suppliers and retain its management and key employees; 8) costs related to the Merger; 9) changes in applicable laws or regulations; 10) the possibility that LumiraDx or the enlarged LumiraDx group may be adversely affected by other economic, business and/or competitive factors; 11) LumiraDx’s estimates of its financial performance; and 12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CAH’s Registration Statement on form S-1 filed with the SEC on January 8, 2021 and the Registration Statement discussed above. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither CAH nor LumiraDx undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1	Non-Redemption Agreement, dated as of September 23, 2021, by and among CA Healthcare Sponsor LLC and Senvest Management, LLC on behalf of its advisory client, Senvest Master Fund, LP.
2.2	Acknowledgment and Waiver, dated as of September 23, 2021, by and among CA Healthcare Acquisition Corp., CA Healthcare Sponsor LLC, LumiraDx Limited and certain undersigned individuals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA Healthcare Acquisition Corp.

	By:	/s/ Larry J. Neiterman
		Name:	Larry J. Neiterman
		Title:	Chief Executive Officer

Dated: September 23, 2021